Exhibit 99.1

IMAX Announces $200 Million Increase to Current Share-Repurchase Program

NEW YORK, NY— September 7, 2022 – IMAX Corporation (NYSE: IMAX) today announced an increase of $200 million in the Company’s share-repurchase program, bringing the Company’s total share repurchase authority to $400 million.

The Company has repurchased a total of approximately 10.0 million of its common shares (or a 15% net reduction in shares outstanding) for an aggregate purchase price of approximately $175.0 million pursuant to the current share-repurchase program since it commenced on July 1, 2017. With this increase of $200 million, the Company is authorized to repurchase up to approximately $225.0 million worth of common shares, which includes approximately $25.0 million remaining from the initial authorization in 2017, through June 30, 2023.

Repurchases under the Company’s share-repurchase program may be made either in the open market or through private transactions, including under Rule 10b5-1 plans, subject to market conditions and applicable legal requirements. IMAX has no obligation to repurchase shares, and the share-repurchase program may be suspended or discontinued by the Company at any time. In addition, the $400 million authorization does not include shares repurchased in connection with the administration of employee share-based compensation plans.

Canadian Securities Law Exemption

The Company has received an exemption decision issued by the Ontario Securities Commission dated April 1, 2022 for relief from the formal issuer bid requirements under Canadian securities laws. The exemption decision permits the Company to repurchase up to 15% of its outstanding common shares in any 12-month period through the facilities of the New York Stock Exchange (“NYSE”) under repurchase programs that the Company may implement from time to time. Canadian securities laws regulate an issuer’s ability to make repurchases of its own securities.

The decision allows the Company to make repurchases under its repurchase programs from time to time in excess of the maximum allowable in reliance on the existing “other published markets” exemption from the formal issuer bid requirements available under Canadian securities laws. The “other published markets” exemption caps the Company’s ability to repurchase its securities through the facilities of the NYSE at 5% of the issuer’s outstanding securities during any 12-month period.

The conditions of the exemption decision are as follows: (i) any repurchases made in reliance on the exemption decision must be permitted under, and part of, repurchase programs established and conducted in accordance with United States securities laws and NYSE rules, (ii) the aggregate number of common shares acquired in reliance on the exemption decision and the “other published markets” exemption by the Company and any person acting jointly or in concert with the Company within any period of 12 months does not exceed 15% of the outstanding common shares at the beginning of the 12-month period, (iii) the common shares are not listed and posted for trading on an exchange in Canada, (iv) the exemption decision applies only to the acquisition of common shares until April 1, 2025, (v) at least 5 days prior to purchasing common shares in reliance on the exemption decision, the Company discloses the terms of the exemption decision and the conditions applicable thereto in a press release that is issued and filed on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and includes such information as part of the news release required to be issued in accordance with the “other published markets exemption” in respect of any repurchase program that may be implemented by the Company, which this press releases satisfies, and (vi) the Company does not acquire common shares in reliance on the “other published markets” exemption if the aggregate number of common shares purchased by the Company and any person acting jointly or in concert with the Company within any period of 12 months exceeds 5% of the outstanding Shares at the beginning of the 12-month period .

About IMAX Corporation

IMAX, an innovator in entertainment technology, combines proprietary software, architecture and equipment to create experiences that take you beyond the edge of your seat to a world you’ve never imagined. Top filmmakers and studios are utilizing IMAX theaters to connect with audiences in extraordinary ways, and, as such, IMAX’s network is among the most important and successful theatrical distribution platforms for major event films around the globe.

IMAX is headquartered in New York, Toronto, and Los Angeles, with additional offices in London, Dublin, Tokyo, and Shanghai. As of June 30, 2022, there were 1,694 IMAX theater systems (1,610 commercial multiplexes, 12 commercial destinations, 72 institutional) operating in 85 countries and territories. Shares of IMAX China Holding, Inc., a subsidiary of IMAX Corporation, trade on the Hong Kong Stock Exchange under the stock code “HK.1970.”

IMAX®, IMAX® Dome, IMAX® 3D, IMAX® 3D Dome, Experience It In IMAX®, The IMAX Experience®, An IMAX Experience®, An IMAX 3D Experience®, IMAX DMR®, DMR®, Filmed For IMAXTM, IMAX LiveTM, IMAX EnhancedTM, IMAX nXos® and Films to the Fullest®, are trademarks and trade names of the Company or its subsidiaries that are registered or otherwise protected under laws of various jurisdictions. More information about the Company can be found at www.imax.com. You may also connect with IMAX on Instagram (https://www.instagram.com/imax), Facebook (www.facebook.com/imax), Twitter (www.twitter.com/imax) and YouTube (www.youtube.com/imaxmovies).

Forward-Looking Statements

This press release contains forward looking statements that are based on IMAX management’s assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. These forward looking statements include, but are not limited to, references to plans regarding share repurchases pursuant to the share-repurchase program, business and technology strategies and measures to implement strategies, competitive strengths, goals, expansion and growth of business, operations and technology, future capital expenditures

(including the amount and nature thereof), industry prospects and consumer behavior, plans and references to the future success of IMAX Corporation together with its consolidated subsidiaries (the “Company”) and expectations regarding the Company’s future operating, financial and technological results. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the expectations and predictions of the Company is subject to a number of risks and uncertainties, including, but not limited to, risks related to the adverse impact of the COVID-19 pandemic; risks associated with investments and operations in foreign jurisdictions and any future international expansion, including those related to economic, political and regulatory policies of local governments and laws and policies of the United States and Canada as well as geopolitical conflicts, such as the conflict between Russia and Ukraine; risks related to the Company’s growth and operations in China; the performance of IMAX DMR® films; the signing of IMAX Theater System agreements; conditions, changes and developments in the commercial exhibition industry; risks related to currency fluctuations; the potential impact of increased competition in the markets within which the Company operates, including competitive actions by other companies; the failure to respond to change and advancements in digital technology; risks relating to consolidation among commercial exhibitors and studios; risks related to brand extensions and new business initiatives; conditions in the in-home and out-of-home entertainment industries; the opportunities (or lack thereof) that may be presented to and pursued by the Company; risks related to cyber-security and data privacy; risks related to the Company’s inability to protect the Company’s intellectual property; risks related to climate change; risks related to weather conditions and natural disasters that may disrupt or harm the Company’s business; risks related to the Company’s indebtedness and compliance with its debt agreements; general economic, market or business conditions; risks related to political, economic and social instability, including with respect to the Russia-Ukraine conflict; the failure to convert IMAX Theater System backlog into revenue; changes in laws or regulations; any statements of belief and any statements of assumptions underlying any of to the foregoing; other factors and risks outlined in our periodic filings with the United States Securities and Exchange Commission or in Canada, the SEDAR; and other factors, many of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and actual results or anticipated developments by the Company may not be realized, and even if substantially realized, may not have the expected consequences to, or effects on, the Company. These factors, other risks and uncertainties and financial details are discussed in IMAX’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Investors: IMAX Corporation, New York Jennifer Horsley 212-821-0154 jhorsley@imax.com	Media: IMAX Corporation, New York Mark Jafar 212-821-0102 mjafar@imax.com

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